Leases - Schedule Of Net Investment In Financing Leases (Detail) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Sales-Type and Direct Financing Leases, Lease Receivable, Payments to be Received, Gross Difference [Abstract]
Total minimum lease payments receivable	$ 248	$ 243
Less: deferred income	(30)	(27)
Discounted lease receivable	218	216
Estimated unguaranteed residual value of leased assets, net of deferred income	12	10
Investment in financing leases, net of deferred income	$ 230	$ 226